UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2022
LIQUIDITY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6931 Arlington Road, Suite 200, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 24, 2022, Liquidity Services, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), pursuant to notice duly given. The matters voted upon at the Annual Meeting and the final voting results are as follows:

1. Election of Directors.

Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
William P. Angrick, III	27,863,842.00	481,645.00	1,591,001.00
Edward J. Kolodzieski	26,210,695.00	2,134,792.00	1,591,001.00

Each director nominee was duly elected to serve until the Annual Meeting of Stockholders in 2025 or until the director’s successor has been duly elected and qualified.

2. Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2022.

Votes For	29,819,149.00

Votes Against	109,835.00

Abstentions	7,504.00

Broker Non-Votes	0

Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2022.

3. Approval of an Advisory Resolution on Executive Compensation.

Votes For	28,208,449.00

Votes Against	129,268.00

Abstentions	7,770.00

Broker Non-Votes	1,591,001.00

Stockholders approved the advisory resolution on executive compensation.

4. Approval of an Amendment to the Company’s Third Amended and Restated 2006 Omnibus Long-Term Incentive Plan.

Votes For	24,061,227.00

Votes Against	4,275,729.00

Abstentions	8,531.00

Broker Non-Votes	1,591,001.00

Stockholders approved the amendment to the Company’s Third Amended and Restated 2006 Omnibus Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 24, 2022	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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